Income Taxes - Schedule of Components of Deferred Tax Assets and Liabilities (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Schedule of Components of Deferred Tax Assets and Liabilities [Abstract]
Net operating loss carryforward	$ 795,489	$ 190,123
Research and development	366,256	204,069
Total deferred tax assets	1,161,745	394,192
Valuation allowance	(1,161,745)	(394,192)
Net Deferred Tax Assets